STOCKHOLDER AGREEMENT


        AGREEMENT dated August 7, 1996, by and among Renaissance Cosmetics, Inc., a Delaware corporation ("RCI"), Renaissance Acquisition, Inc., a New York corporation and wholly-owned subsidiary of RCI ("RAI"), and the other parties signatory hereto (individually and collectively referred to herein as the "Stockholder").

        Capitalized terms used and not defined herein have the respective meanings assigned to them in the Merger Agreement, as defined below.


                              W I T N E S S E T H:

        WHEREAS, concurrently herewith, RCI, RAI and MEM Company, Inc., a New York corporation ("MEM"), are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"), pursuant to which RAI will be merged with and into MEM (the "Merger"); and

        WHEREAS, as an inducement and a condition to entering into the Merger Agreement, RCI has required that Stockholder agree, and Stockholder has agreed, to enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.      DEFINITIONS. For purposes of this Agreement:

                a. "Effective Time" shall mean the effective time of the Merger.

                b. "MEM" shall have the meaning set forth in the Preamble.

                c. "MEM Stock" shall mean at any time the common stock, $.05 par value, of MEM.

                d. "Merger" shall have the meaning set forth in the Preamble.

                e. "Merger Agreement" shall have the meaning set forth in the Preamble.

                f. "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization, or other entity.

                g. "RAI" shall have the meaning set forth in the Preamble.

                h. "RCI" shall have the meaning set forth in the Preamble.

                i.  "Share"  or  "Shares"  shall  mean a share or  shares of MEM
Stock.

                j. "Stockholder" shall have the meaning set forth in the Preamble.

                k. "Subsidiaries" shall mean any corporation in which MEM owns, directly or indirectly, fifty percent (50%) or more of the securities of such corporation that are entitled to vote at a meeting of the stockholders thereof.

        2.      PROVISIONS CONCERNING MEM STOCK.

                a. Stockholder hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms, at any meeting of the holders of MEM Stock, however called, or in connection with any written consent of the holders of MEM Stock, Stockholder shall vote (or cause to be voted) the Shares held by Stockholder solely in his capacity as a stockholder, (i) in favor of the Merger, the execution and delivery by MEM of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of MEM under the Merger Agreement or this Agreement; and (iii) except as otherwise agreed to in writing in advance by RCI, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving MEM or its Subsidiaries; (B) a sale, lease or transfer of assets of MEM or its Subsidiaries other than in the ordinary course, or a reorganization, recapitalization, dissolution or liquidation of MEM or its Subsidiaries; and/or (C) (1) any change in a majority of the persons who constitute the board of directors of MEM; (2) any change in the present capitalization of MEM or any amendment of MEM's Certificate of Incorporation or Bylaws; (3) any other material change in MEM's corporate structure or business; or (4) any other action involving MEM or its Subsidiaries which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the Merger and the transactions contemplated by this Agreement and the Merger Agreement. Stockholder shall not enter into any agreement or understanding with any person or entity the effect of which would be to violate the provisions and agreements contained in this Section 2.

                b. In furtherance of the foregoing, Stockholder hereby appoints RCI and the proper officers of RCI, and each of them, with full power of substitution in the premises, his proxies to vote all such Stockholder's Shares at any meeting of the holders of MEM Stock, however called, or in connection with any written consent of the holders of MEM Stock, and hereby appoints RCI and the proper officers of RCI, and each of them, with full power of substitution in the premises, his true and lawful attorneys-in-fact to execute one or more consents or other instruments from time to time in order to take such actions informally without the necessity of a meeting of the holders of MEM Stock; provided, however, that the foregoing shall terminate upon the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms.

        THE PROXIES AND POWERS OF ATTORNEY GRANTED HEREIN SHALL BE IRREVOCABLE DURING THE TERM OF THIS AGREEMENT, SHALL BE DEEMED COUPLED WITH AN INTEREST AND SHALL REVOKE ALL PRIOR PROXIES GRANTED BY THE STOCKHOLDER. THE STOCKHOLDER SHALL NOT GRANT ANY PROXY TO ANY PERSON WHICH CONFLICTS WITH THE PROXIES GRANTED HEREIN, AND ANY ATTEMPT TO DO SO SHALL BE VOID. THE POWERS OF ATTORNEY GRANTED HEREIN IS A DURABLE POWER OF ATTORNEY AND SHALL SURVIVE THE DISABILITY OR INCOMPETENCY OF THE STOCKHOLDER.

        3. OTHER COVENANTS, REPRESENTATIONS AND WARRANTIES. Stockholder hereby represents and warrants to RCI and RAI as follows:

                a. OWNERSHIP OF SHARES. Stockholder is the record owner of the number of Shares set forth opposite such Stockholder's name on Schedule I hereto. On the date hereof, the Shares set forth opposite such Stockholder's name on Schedule I hereto constitute all of the Shares owned of record by such Stockholder. Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2. hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth opposite Stockholder's name on Schedule I hereto, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

                b. POWER; BINDING AGREEMENT. Stockholder has the legal capacity, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which Stockholder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by Stockholder of the transactions contemplated hereby.

                c. NO ENCUMBRANCES. Except as otherwise set forth herein, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

                d. NO SOLICITATION. Until the earlier of the Effective Time or termination of the Merger Agreement in accordance with its terms, Stockholder shall not, in his capacity as such, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person or entity (other than RCI or any affiliate of RCI) with respect to MEM that constitutes an Acquisition Transaction; provided, however, that the foregoing shall not restrict Stockholder when acting as a director or officer of MEM.

                e. RESTRICTION ON TRANSFER, PROXIES, AND NON-INTERFERENCE. Until the earlier of the Effective Time or termination of the Merger Agreement in accordance with its terms, Stockholder shall not (i) directly or indirectly, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Stockholder's Shares or any interest therein; (ii) except as contemplated by this Agreement or the Merger Agreement, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder's obligations under this Agreement.

                f. WAIVER OF APPRAISAL RIGHTS. Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that Stockholder may have.

                g. RELIANCE BY RCI AND RAI. Stockholder understands and acknowledges that RCI is entering into, and causing RAI to enter into, the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

                h. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

        4. STOP TRANSFER; CHANGES IN SHARES. Until the earlier of the Effective Time or termination of the Merger Agreement in accordance with its terms, Stockholder agrees with, and covenants to, RCI and RAI that Stockholder shall not request that MEM register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of Stockholder's Shares, unless such transfer is made in compliance with this Agreement (including the provisions of Section 2. hereof). In the event of a stock dividend or distribution, or any change in the MEM Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

        5. FIDUCIARY DUTIES. Notwithstanding anything in this Agreement to the contrary, the covenants and agreements set forth herein shall not prevent Stockholder from taking any action, subject to the applicable provisions of the Merger Agreement, while acting in the capacity as a director of MEM.

        6. MISCELLANEOUS.

                a. ENTIRE AGREEMENT. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and together supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                b. CERTAIN EVENTS. Stockholder agrees that this Agreement and the obligations hereunder shall attach to Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder's heirs, guardians, administrators or successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the Stockholder.

                c. ASSIGNMENT. This Agreement shall not be assigned by Stockholder by operation of law or otherwise without the prior written consent of RCI. No rights, or any direct or indirect interest herein, of Stockholder shall be transferable hereunder without the prior written consent of RCI. For purposes of this Section 6.c., RCI and RAI shall be treated as a single party and consent by RCI shall be deemed to be consent by RAI.

                d. AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto. For purposes of this Section 6.d., RCI and RAI shall be treated as a single party and RCI shall have the authority to execute any such written agreement for and on behalf of RAI.

                e. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

                If to Stockholder: At the address set forth on Schedule I hereto.

                     copy to:  Proskauer Rose Goetz & Mendelsohn LLP
                               1585 Broadway
                               New York, New York  10036
                               Attention: Allan R. Williams
                               Telephone No. (212) 969-3000
                               Telecopy No. (212) 969-2900

                     If to RCI or RAI:

                               Renaissance Cosmetics, Inc.
                               635 Madison Avenue
                               New York, New York 10022
                               Attention: Thomas V. Bonoma, Chairman,
                                Chief Executive Officer and President
                               Telephone No. (212) 751-3700
                               Telecopy No. (212) 371-7868

                     copy to: Brownstein Hyatt Farber & Strickland, P.C. 410 17th Street, Suite 2200
                               Denver, Colorado 80202
                               Attention: John L. Ruppert, Esq.
                               Telephone No. (303) 534-6335
                               Telecopy No. (303) 623-1956

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Notice properly given to RCI as provided in this Section 6.e. shall be deemed to be notice given to RAI for all purposes under this Section 6.e.

                f. SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                g. SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                h. REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                i. NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                j. NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

                k. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

                l. JURISDICTION. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the County of New York in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 6.l. and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of New York other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

                m. DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                n. COUNTERPARTS. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all of which counterparts, taken together, shall constitute one and the same agreement. Signatures may be exchanged by telecopy, with original signatures to follow. Each party hereto agrees that he or it will be bound by his or its own telecopied signature and that he or it accepts the telecopied signatures of the other parties hereto.

                o. NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any person.

                p. ATTORNEYS' FEES. If any dispute arises with respect to the terms and conditions of this Agreement, the prevailing (or substantially prevailing) party shall have the right to recover all expenses (including reasonable attorneys' fees) from the other party hereto.

        IN WITNESS WHEREOF, RCI, RAI and Stockholder have caused this Agreement to be duly executed as of the day and year first above written.


                                        RENAISSANCE COSMETICS, INC.


                                        By: /s/ John R. Jackson
                                            -----------------------
                                        Name:  John R. Jackson
                                        Title:  Vice President


                                        RENAISSANCE ACQUISITION, INC.


                                        By: /s/ John R. Jackson
                                            -----------------------
                                        Name:  John R. Jackson
                                        Title:  Vice President










                        SIGNATURES CONTINUED ON NEXT PAGE

                                        STOCKHOLDER


                                        By: /s/ Gay A. Mayer
                                           -------------------------------
                                        Name:  Gay A. Mayer


                                        By:
                                           -------------------------------
                                        Name:


                                        By:
                                           -------------------------------
                                        Name:


                                        By:
                                           -------------------------------
                                        Name:


                                        By:
                                           -------------------------------
                                        Name:


                                        By:
                                           -------------------------------
                                        Name:


                                        By:
                                           -------------------------------
                                        Name:


                                        By:
                                           -------------------------------
                                        Name:


                                        By:
                                           -------------------------------
                                        Name:

                                   SCHEDULE I

                                   STOCKHOLDER


NAME AND ADDRESS                                          NUMBER OF SHARES OWNED

Gay A. Mayer                                                    353,565
c/o MEM Company, Inc.
Union Street Extension
Northvale, New Jersey  07647

Laurette M. Beach                                               283,544
c/o Gay A. Mayer
MEM Company, Inc.
Union Street Extension
Northvale, New Jersey  07647

Elizabeth C. Mayer                                              520,190
Grantor Trust
c/o Gay A. Mayer
MEM Company, Inc.
Union Street Extension
Northvale, New Jersey  07647

Family Mayer Foundation, Inc.                                   59,875
c/o Gay A. Mayer
MEM Company, Inc.
Union Street Extension
Northvale, New Jersey  07647

Stephen H. Mayer,                                               51,500
Life Insurance Trust
c/o Gay A. Mayer
MEM Company, Inc.
Union Street Extension
Northvale, New Jersey  07647

NAME AND ADDRESS                                          NUMBER OF SHARES OWNED

United States Trust Company of New York as trustee under Agreement dated October 12, 1971 for the benefit of Gay A. Mayer and his issue

14 West 47th Street
New York, New York 10036

United  States  Trust  Company  of New  York  as               151,550
trustee under Agreement dated December 29, 1976 for the benefit of Gay A. Mayer and his issue

14 West 47th Street
New York, New York 10036



United States Trust Company of New York as trustee under Agreement dated October 12, 1971 for the benefit of Laurette M. Beach and her issue

14 West 47th Street
New York, New York 10036



United  States  Trust  Company  of New  York  as               158,450
trustee under Agreement dated December 29, 1976 for the benefit of Laurette M. Beach and her issue

14 West 47th Street
New York, New York 10036



                                        2